Exhibit 10

PORTER BANCORP, INC.
2500 EASTPOINT PARKWAY
LOUISVILLE, KENTUCKY 40223

Dear Ladies and Gentlemen:

Porter Bancorp, Inc. (the “Company”) hereby agrees to issue in a private placement the number of shares of Cumulative Mandatorily Convertible Perpetual Preferred Shares, Series B set forth on the signature page hereto (the “Preferred Shares”) and a warrant to purchase the number of shares of its non-voting common stock set forth on the signature page hereto (the “Warrant” and, together with the Preferred Shares, the “Purchased Securities”) and SBAV LP (the “Additional Purchaser”) hereby agrees to purchase from the Company the Purchased Securities.  In addition, the Company hereby grants the Additional Purchaser an option (the “Option”) to purchase the number of Common  Shares (the “Optional Common Shares”) and a warrant to purchaser such additional number of shares of its non-voting stock set forth on the signature page hereto (the “Optional Warrants” and together with the Optional Common Shares, the “Optional Securities”), which such option shall be exercisable from the date of notice from the Company to the Additional Purchaser that the Shareholder Approval (as such term is defined in the Securities Purchase Agreement) has been obtained and shall expire on five (5) Business Days after delivery of such notice.

The purpose of this letter agreement is to confirm the terms and conditions of the purchase by the Additional Purchaser of the Purchased Securities and if the Option is exercised, the Optional Securities. Except to the extent supplemented or superseded by the terms set forth herein or in the Schedules hereto or the Articles of Amendment to the Amended and Restated Articles of Incorporation (the “Articles of Amendment”) attached hereto as Exhibit A, the provisions contained in (i) the Securities Purchase Agreement dated as of June 30, 2010 among the Company and the Purchasers attached hereto as Exhibit B (the “Securities Purchase Agreement”), (ii) the Articles of Amendment to the Amended and Restated Articles of Incorporation as filed on June 29, 2010, (iii) the Articles of Amendment to the Amended and Restated Articles of Incorporation as filed on June 30, 2010, (iv) the Registration Rights Agreement dated as of June 30, 2010 among the Company and the Purchasers attached hereto as Exhibit C (the “Registration Rights Agreement”), (v) the Voting and Support Agreement dated as of June 30, 2010 among the Company and the Purchasers attached hereto as Exhibit D (the “Voting Agreement”) and (vi) any other Transaction Documents are incorporated by reference herein; provided that:

(a)           with respect to such Securities Purchase Agreement the terms of which are incorporated herein:

(i)           the term “Purchaser” shall mean the Additional Purchaser;

(ii)           the term “Purchased Securities” shall mean the Purchased Securities and Optional Securities (if applicable) as defined under this letter agreement;

(iii)           the term “Closing Date” shall mean the Trading Day when all of the Transaction Documents (including this letter agreement) have been executed and delivered by the Company and the Additional Purchaser, and all of the conditions set forth in Sections 2.1, 2.2, 5.1 (other than Section 5.1(h)) hereof are satisfied, or such other date as the parties may mutually agree;

(iv)           the term “Outside Date” shall mean the thirtieth day following the day of this letter agreement; provided that if such day is a Business Day, the first day following such day that is a Business Day;

(v)           the terms “date hereof”, “date of this Agreement” or other references to date of this Agreement shall mean the date of this letter agreement; and

(vi)           any reference to any of the Transaction Documents shall mean such Transaction Documents whose terms are incorporated herein.

(b)           with respect to such Registration Rights Agreement the terms of which are incorporated herein:

(i)           the term “Purchaser” shall mean the Additional Purchaser;

(ii)           the term “Closing Date” shall mean June 30, 2010;

(iii)           any reference to any of the Transaction Documents to be delivered in connection with the Closing shall mean such Transaction Documents whose terms are incorporated herein;

(iv)           if the Option is exercised, the “Additional Registrable Securities” shall include the Optional Securities (including the Common Shares issued or issuable upon the exercise of the Optional Warrants); and

(v)           notwithstanding anything to the contrary in the Registration Rights Agreement, the Registrable Securities issued to the Additional Purchaser pursuant to this letter agreement shall be included in the Initial Registration Statement (and the New Registration Statement, as applicable).

(c)           with respect to such Voting Agreement the terms of which are incorporated herein, the term “Purchaser” shall mean the Additional Purchaser.

Terms that are defined in the Securities Purchase Agreement are used in this letter agreement as so defined. In the event of any inconsistency between this letter agreement and the Securities Purchase Agreement, the terms of this letter agreement shall govern.

Each of the Company and the Additional Purchaser hereby confirms its agreement with the other party with respect to the issuance by the Company of the Purchased Securities and the Optional Securities (if the Option is exercised) and the purchase by the Additional Purchaser of such Purchased Securities and the Optional Securities (if the Option is exercised) pursuant to this letter agreement on the terms specified herein.

This letter agreement (the Schedules hereto), the Articles of Amendment, the Securities Purchase Agreement (including the representations and warranties of the Company as set forth in Section 3.1 and the representations and warranties of the Additional Purchaser as set forth in Section 3.2, which are made hereby and the Annexes thereto), the Registration Rights Agreement, the Voting and Support Agreement and the Warrant constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof.

The Company hereby represents and warrant that:

(a)           it does not have any agreement or understanding with any other Purchaser with respect to the transactions contemplated by the Transaction Documents other than as previously disclosed to the Additional Purchaser; and

(b)           the Securities issued to any other Purchaser pursuant to the Securities Purchase Agreement (whether pursuant to such Securities Purchase Agreement or any other agreement, whether written or oral) do not contain terms that are more favorable than terms of this letter agreement, except as otherwise specifically set forth in the Securities Purchase Agreement, and to the extent that there is a breach of this representation, the terms of this letter agreement shall be deemed to be amended and modified in an economically and legally equivalent manner such that the Additional Purchaser shall receive the benefit of the more favorable terms contained in such issuance of Securities to any other Purchaser.

This letter agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this letter agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

* * *

In witness whereof, this letter agreement has been duly executed and delivered by the duly authorized representatives of the parties hereto as of July 23, 2010.

PORTER BANCORP, INC.

By:	/s/ Maria L. Bouvette
Name: Maria L. Bouvette
Title: President and CEO

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGE FOR ADDITIONAL PURCHASER FOLLOWS]

SIGNATURE PAGE TO LETTER AGREEMENT

NAME OF PURCHASER:       SBAV LP

    /s/ George Hall
By: SBAV GP LLC, its General Partner

By:  George Hall
        Managing Member

Purchased Securities

Aggregate Purchase Price (Subscription Amount):	$4,255,000

Number of Common Shares to be Acquired:	0
Number of Preferred Shares to be Acquired:	370,000
Number of Non-Voting Preferred Shares to be Acquired:	0
Number of Underlying Shares on the Warrant:	185,000

Optional Securities

Aggregate Purchase Price (Subscription Amount):	$745,016

Number of Common Shares to be Acquired:	64,784
Number of Preferred Shares to be Acquired:	0
Number of Non-Voting Preferred Shares to be Acquired:	0
Number of Underlying Shares on the Warrant:	32,392

Tax ID No.:

Address for Notice:	c/o Clinton Group, Inc.
9 West 57th Street, 26th Floor
New York, NY 10019

Attention:	George Hall
Scott Arnold
Telephone No.:	(212) 739-1835
Fax No.:	(212) 825-0084
E-mail Address:	srarnold@clinton.com